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                                                                   EXHIBIT 10.09



                             FIFTH AMENDMENT TO THE
                             EMPLOYMENT AGREEMENT OF
                                GERALD W. HADDOCK


         This FIFTH AMENDMENT TO THE EMPLOYMENT AGREEMENT OF GERALD W. HADDOCK (the "Fifth Amendment"), dated March 1, 1999 is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this Fifth Amendment which are defined in the Effective Agreement (as hereinafter defined) shall have the same meaning for purposes of this Fifth Amendment as in the Effective Agreement.

                                   WITNESSETH:

         WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with Gerald W. Haddock ("Haddock") dated April 15, 1994 (the "Original Agreement");

         WHEREAS, Rainwater, Inc. subsequently assigned the Original Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994;

         WHEREAS, the Original Agreement was amended by the First Amendment to the Employment Agreement of Gerald W. Haddock dated July 1, 1995 (the "First Amendment");

         WHEREAS, the First Amendment was amended by the Second Amendment to the Employment Agreement of Gerald W. Haddock dated March 15, 1996 (the "Second Amendment");

         WHEREAS, the Second Amendment was amended by the Third Amendment to the Employment Agreement of Gerald W. Haddock dated March 3, 1997 (the "Third Amendment");

         WHEREAS, the Third Amendment was amended by the Fourth Amendment to the Employment Agreement of Gerald W. Haddock dated March 10, 1998 (the "Effective Agreement");

         WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership;

         WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real Estate Equities Company, a Texas real estate investment trust ("CREE"), and CREE owns a majority of the limited partnership interests in the Operating Partnership;


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         WHEREAS, the Executive Compensation Committee of the Board of Trust
Managers of CREE determined on March 1, 1999 that the Effective Agreement should be amended to provide for an annual salary of $500,000 be paid to Mr. Haddock, commencing March 1, 1999, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Mr. Haddock's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

         WHEREAS, the undersigned parties, consisting of all of the parties to the Effective Agreement, desire to amend the Effective Agreement to reflect the increase in Mr. Haddock's annual salary;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

         1. The Effective Agreement is amended to provide for an annual salary in the amount of $500,000 be paid to Mr. Haddock, commencing March 1, 1999, as provided pursuant to the terms of the Effective Agreement.

         2. Except as herein amended, the Effective Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

         3. This Fifth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the undersigned parties have executed this Fifth Amendment as of the date first written above.


                         GERALD W. HADDOCK

                              /s/ Gerald W. Haddock


                         CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                         By:  Crescent Real Estate Equities, Ltd.,
                              its sole general partner


                              By:     /s/ David M. Dean

                              Name:   David M. Dean

                              Title:  Senior Vice President, Law